Exhibit 99
PRESS RELEASE FOR IMMEDIATE RELEASE	December 23, 2015

Avcon Learjet 20 Series Noise Solution Includes All 24 and 25 Models

NEWTON, KANSAS, December 23, 2015, - Butler National Corporation (OTC Pink: BUKS), a leading manufacturer and provider of support systems for commercial and military aircraft and a recognized provider of management services in diverse business groups including the gaming industry, announces the Avcon Industries, Inc. expands its Noise Suppression (hush kit) solution for Learjet XR Model 20 Series airplanes.  Avcon STC No. ST01733WI now includes all model 24 and 25 series with all wing types, including the straight wing, Mark II, XR and Century III.  The Avcon installation does not restrict the FAA certified Maximum Operating Altitude of 41,000, 45,000 or 51,000 feet.

With the only days from the deadline for noise compliance for Lear 20 series business jets, Avcon Industries expanded its solution to keep these planes flying to include the Learjet Model 20 Series airplanes with the XR Modification.

The FAA Modernization and Reform Act of 2012 contains provisions that ban operation of a number of aircraft models with noise levels above established limits (Stage 3) as of December 31, 2015.  The Learjet 20 series airplanes are included aircraft.  The engine-mounted Avcon Stage 3 hush kit incorporated with other unique features allows the Learjet 20 series airplanes to comply with the government-mandated Stage 3 noise restrictions that go into effect in December 2015.  There were over 700 Learjet 20 series airplanes manufactured with many still in service.

Approximately two years ago, Avcon employed its in-depth knowledge and experience working on Learjets to obtain Federal Aviation Administration Supplemental Type Certificate (STC No. ST01733WI) approval of the Avcon hush kit/Noise Suppressor installation on the Learjet Model 24 and 25 series airplanes.  In the many years that the Learjet 20 series airplanes were manufactured, there were a number of variations to the airplane such as the XR Wing Modification.  Avcon has installed the Avcon hush kit on its Learjet Model 24XR airplane and successfully demonstrated operation to 45,000. The Learjet 20 series aircraft with the XR Wing have been added to STC Approved Models List.  All of the Learjet 20 Series aircraft are approved to operate to the respective service ceiling with no impact as a result of the hush kit installation.

Management Comments

 "The Learjet 20 series airplanes were one of the first business jets.  The mandate to comply with stage three noise restrictions would have effectively grounded the entire fleet of Learjet 20 series.  Avcon has a cost-effective STC approved Stage 3 noise compliance solution." commented Clark D. Stewart, CEO.

Mr. Stewart added:  "Avcon has noise compliance kits available for installation. We now also offer a WAAS Approach GARMIN avionics upgrade and an ADS-B(Out) avionics solution STC approved for these airplanes.  We are committed to the long-term support of these Learjet 20 Series 'Workhorse Aircraft'.  Our goal is to supply cost-effective solutions to these owners who would like to continue to fly their Learjet airplanes."

Our Business:
 Avcon Industries, Inc. is a wholly-owned subsidiary of Butler National Corporation.  Butler National operates in the Aerospace business segment.  The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft.  Services include temporary employee services, gaming services and administrative management services.

Forward-Looking Information:
Statements made in this report, filed with the Securities and Exchange Commission, communications to stockholders, press releases, and oral statements made by representatives of the Company that are not historical in nature, or that state the Company or management intentions, hopes, beliefs, expectations or predictions of the future, may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements.  The forward looking statements in this report are only predictions and actual events or results may differ materially.  These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference.  Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
David Drewitz, Public Relations david@creativeoptionscommunications.com www.creativeoptionscommunications.com Butler National Corporation Investor Relations	Ph (972) 814-5723 Ph (913) 780-9595
THE WORLDWIDE WEB:
 Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.

Exhibit 99
PRESS RELEASE FOR IMMEDIATE RELEASE	November 5, 2015
Butler National Announces Learjet 60 ADS-B Compliance STC

OLATHE, KANSAS, November 5, 2015, - Butler National Corporation (OTC Pink: BUKS), a leading manufacturer and provider of support systems for commercial and military aircraft and a recognized provider of management services in diverse business groups including the gaming industry, announces that its subsidiary, Butler Avionics, Inc., has received a Federal Aviation Administration ("FAA") Supplemental Type Certificate ("STC") approval of the installation of its ADS-B(Out) avionics solution into the Learjet Model 60.

The FAA STC approval, STC Number ST02455SE, provides for a standalone ADS-B(Out) solution by retrofit of the two existing transponders with the Garmin GTX-3000 transponders and installation of the GDL 88 GPS/SBAS WAAS position source.

The U.S. ADS-B equipment mandate is set for January 1, 2020.  The Butler National ADS-B solution is now available.  The retrofit installs the Garmin GTX 3000 transponders, the GDL 88 GPS/WAAS position source and an optional Flight Stream 210.  The Lear 60 ADS-B installation generally takes seven to ten days.

Mr. Clark Stewart, President and Chief Executive Officer of Butler National Corporation commented, "A great feature with the Butler National ADS-B(Out) STC solution is the optional ADS-B(In) functionality.  The GDL-88 along with the Flight Stream 210 provide Bluetooth™ connectivity to portable electronic devices (i.e., iPads) that allow crew to obtain FIS-B flight information (i.e., uplink radar, weather) and ADS-B traffic (rebroadcast and from other ADS-B equipped aircraft)."

Mr. Stewart added: "Butler is pleased to offer this Lear 60 ADS-B(Out) Solution.  We have taken on the opportunity to allow Lear 60 operators compliance with the ADS-B(Out) requirements well in advance of the 2020 deadline.  We have received considerable operator interest in the solution and have scheduled installation slots into late 2016.  With our subsidiary, Avcon Industries, we offer the flexibility of combining aircraft maintenance, such as A or B inspections, along with the ADS-B retrofit.  Butler continues its efforts to be a 'go-to source' for legacy Learjet Solutions.  This ADS-B STC solution is one more example of the Butler commitment to the Learjet aircraft."

 Our Business:
 Butler National Corporation operates in the Aerospace and Services business segments.  The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft.  Services include temporary employee services, gaming services and administrative management services.

Forward-Looking Information:
Statements made in this report, filed with the Securities and Exchange Commission, communications to stockholders, press releases, and oral statements made by representatives of the Company that are not historical in nature, or that state the Company or management intentions, hopes, beliefs, expectations or predictions of the future, may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements.  The forward looking statements in this report are only predictions and actual events or results may differ materially.  These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference.  Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
David Drewitz, Public Relations david@creativeoptionscommunications.com www.creativeoptionscommunications.com Butler National Corporation Investor Relations	Ph (972) 814-5723 Ph (913) 780-9595
THE WORLDWIDE WEB:
 Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.